SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by the Party other than the Registrant [ ]

Check the appropriate box:

         [ ]    Preliminary Proxy Statement
         [ ]    Confidential, for Use of the Commission Only (as permitted by
                  Rule 14a-6(e)(2))
         [X]    Definitive Proxy Statement
         [ ]    Definitive Additional Materials
         [ ]    Soliciting Material Pursuant to Section 240.14a-12

                         Tri City Bankshares Corporation
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

         [X] No fee required

         [ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

             1)  Title of each class of securities to which transaction applies:

                 ---------------------------------------------------------------

             2)  Aggregate number of securities to which transaction applies:

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             3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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             4)  Proposed maximum aggregate value of transaction:

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             5)  Total fee paid:

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         [ ] Fee paid previously with preliminary materials.

         [ ] Check box if any part of the fee is offset as  provided by Exchange
             Act Rule 0-11(a)(2)and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

             1)  Amount Previously Paid:

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             2)  Form, Schedule or Registration Statement No.:

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             3)  Filing Party:

                 ---------------------------------------------------------------

             4)  Date Filed:

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






                         TRI CITY BANKSHARES CORPORATION
                             6400 South 27th Street
                           Oak Creek, Wisconsin 53154



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  June 13, 2007




TO THE SHAREHOLDERS OF TRI CITY BANKSHARES CORPORATION:


Notice is hereby given that the Annual Meeting of Shareholders of Tri City Bankshares Corporation will be held at Tri City National Bank, 6400 South 27th Street, Oak Creek, Wisconsin 53154, on Wednesday, June 13, 2007 at 9:30 a.m., for the following purposes:

     (1) To elect fourteen members of the Board of Directors to serve until the 2008 Annual Meeting of Shareholders and until their successors are elected and qualified; and

     (2) To transact such other business as may properly come before the annual meeting or any adjournments thereof.

Holders of common stock of record at the close of business on April 26, 2007 will be entitled to notice of, and to vote at, the annual meeting, or at any adjournment thereof.

All shareholders are cordially invited to attend and participate in the annual meeting in person. We urge you to sign, date and return the enclosed proxy whether or not you expect to attend the annual meeting in person. Your proxy will not be used if you subsequently decide to attend the annual meeting and vote your shares in person, or if you revoke your proxy by any other lawful means.


By Order of the Board of Directors,

/s/Soctt A. Wilson

Scott A. Wilson, Secretary

Oak Creek, Wisconsin
May 7, 2007








                         TRI CITY BANKSHARES CORPORATION
                             6400 South 27th Street
                           Oak Creek, Wisconsin 53154


                                 PROXY STATEMENT

                                 ---------------




This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Tri City Bankshares Corporation (the "Corporation") to be voted at the Annual Meeting of Shareholders to be held at Tri City National Bank, 6400 South 27th Street, Oak Creek, Wisconsin 53154, on June 13, 2007 at 9:30 a.m., for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The solicitation is made by the mailing of this proxy statement with its enclosures. No other solicitation is contemplated; however, if it is necessary to assure adequate attendance at the annual meeting, the Corporation's Board of Directors may, if it deems it advisable, make a further solicitation by mail, telephone, facsimile, and/or personal interview for proxies. Such solicitation will be made by the officers of the Corporation and will be limited in extent. The total cost of the solicitation, including reimbursement of banks, brokerage firms, custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Corporation's common stock, $1.00 par value (the "Common Stock"), will be borne by the Corporation. The approximate date on which this proxy statement and accompanying proxy card and annual report are first being mailed to shareholders is May 7, 2007.

Shareholders are asked to complete, sign and return the enclosed proxy. The proxy may be revoked by you at any time before it is voted at the annual meeting. Prior to the annual meeting, this may be done by execution of a later-dated proxy or by written revocation sent to the Secretary of the Corporation, Mr. Scott A. Wilson, at the office of the Corporation, 6400 South 27th Street, Oak Creek, Wisconsin 53154. Alternatively, the proxy may be revoked at the annual meeting by oral or written request to the Secretary of the Corporation.

Only shareholders of record at the close of business on April 26, 2007 will be entitled to vote at the meeting. There were 8,822,945 shares of the Common Stock of the Corporation outstanding on the record date, each share being entitled to one vote.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following information is based upon information provided to the Corporation by the persons named below and sets forth, as of March 29, 2007, except as otherwise indicated, information regarding the beneficial ownership of shares of Common Stock by (a) persons known by the Corporation to own beneficially, directly or indirectly, more than 5% of the Corporation's Common Stock; (b) directors, nominees for director and certain executive officers; and (c) all directors and executive officers of the Corporation as a group. Except as otherwise indicated, the address of each beneficial owner of more than 5% of the Common Stock listed below is 6400 South 27th Street, Oak Creek, Wisconsin 53154.

                                     Amount and Nature
                                       of Beneficial                 Percent of
  Name of Beneficial Owner             Ownership (1)                   Class
  ------------------------             -------------                   -----
Frank J. Bauer                            76,032                         *

William N. Beres                          15,282                         *

Sanford Fedderly                         203,916                       2.3%

Scott D. Gerardin                          9,524                         *

William Gravitter                        619,083                       7.0%

Henry Karbiner, Jr                       215,180                       2.4%

Christ Krantz                            269,091                       3.0%

Brian T. McGarry                         159,138                       1.8%

Robert W. Orth                            36,063                         *

Ronald K. Puetz                           48,707                         *

Agatha T. Ulrich                       2,064,009                      23.4%

Agatha T. Ulrich Marital Trust         1,949,028                      22.1%

David A. Ulrich, Jr                      226,762                       2.6%

Ulrich Voting Trust                    3,000,000                      34.0%

William J. Werry                         105,000                       1.2%

Scott A. Wilson                           40,170                         *

All directors and officers
as a group (14 persons)                3,895,006                      44.1%

All directors, officers and
beneficial owners of more than
5% of the Common Stock as a group
(15 persons)                           5,844,034                      68.4%
------------------------
   *    Less than 1%

     (1) Nature of beneficial ownership is direct unless otherwise indicated by footnote, and beneficial ownership, as shown in the foregoing table, arises from sole voting and investment power, except as otherwise indicated by footnote.

     (2) Includes 7,500 shares registered in the name of Mr. Bauer and his wife, as joint tenants, as to which Mr. Bauer has shared voting and investment power; and 2,640 shares registered in the name of Mrs. Bauer.

     (3) Includes 10,525 shares registered in the name of Mr. Beres and his wife, as joint tenants, as to which Mr. Beres has shared voting and investment power; 1,247 shares held in accounts for Mr. Beres' children for which he is custodian; and 2,289 and 1,221 shares held in self-directed individual retirement accounts ("IRA's") for the benefit of Mr. Beres and Mrs. Beres, respectively.

     (4) Includes 100,995 shares registered in the name of Mrs. Roberta C. Fedderly 1991 Revocable Trust; 96,726 shares registered to the Sanford Fedderly 1991 Revocable Trust; and 1,080 shares held in a self-directed IRA for the benefit of Mr. Fedderly.

     (5) Includes 120 shares registered in the name of Mr. Gerardin and his wife, as joint tenants, as to which Mr. Gerardin has shared voting and investment power; and 9,404 shares held in a self-directed IRA for the benefit of Mr. Gerardin.

     (6) Includes 61,656 shares registered in the name of Mrs. Gravitter; and 19,433 shares held under agreements with members of Mr. Gravitter's family under which he exercises no voting power, but has right of first refusal on sale of stock.

     (7) Includes 16,500 shares registered in the name of Mrs. Karbiner; and 48,877 shares and 1,303 shares held in self-directed IRAs for the benefit of Mr. Karbiner and Mrs. Karbiner, respectively.

     (8)  Includes 119,690 shares registered in the name of Mrs. McGarry.

     (9) Includes 5,920 shares in accounts for Mr. Orth's children for which he is custodian.

     (10) Includes 8,316 shares registered in the name of Mr. Puetz and his wife as joint tenants, as to which Mr. Puetz has shared voting and investment power; 3,105 shares registered in the name of Mrs. Puetz; and 7,896 shares held in a self-directed IRA for the benefit of Mr. Puetz.

     (11) Includes 33,020 shares registered in the name of NDC, LLC, of which Mrs. Ulrich is a principal member; and 116,326 shares held in self-directed IRAs for the benefit of Mrs. Ulrich. Includes 1,912,687 shares held under agreements with members of Mrs. Ulrich's family (including 79,569 shares shown as beneficially owned by Mr. McGarry and 113,381 shares showed as beneficially owned by Mr. Ulrich, Jr.) under which she exercises no voting power but has right of first refusal on sale of stock. Excludes shares held by the Agatha T. Ulrich Marital Trust. Excludes 303,821 shares held under an agreement with another shareholder of the Corporation and his transferees under which Mrs. Ulrich exercises no voting power but has right of first refusal on sale of stock.

     (12) The trustees are Ronald K. Puetz, George A. Dionisopoulos and Kathleen
          L. McGarry. Includes 1,912,687 shares held under agreements with members of Mrs. Ulrich's family (including 79,569 shares shown as beneficially owned by Mr. McGarry and 113,381 shares showed as beneficially owned by Mr. Ulrich, Jr.) under which the Trust exercises no voting power but has right of first refusal on sale of stock. The trust has sole voting and dispositive power over 36,341 shares and shared dispositive power over 1,912,687 shares. Excludes 303,821 shares held under an agreement with another shareholder of the Corporation and his transferees under which the Trust exercises no voting power but has right of first refusal on sale of stock. The address of the trust is c/o Foley & Lardner, 777 E. Wisconsin Avenue, Milwaukee, Wisconsin 53202.

     (13) Includes 6,532 shares registered in the name of Mr. Ulrich and his wife as joint tenants over which he has shared voting and investment power; 19,561 shares registered in the name of Mr. Ulrich's wife; and 54,861 shares held in accounts for Mr. Ulrich's minor children.

     (14) Based on Schedule 13D filed January 4, 2007. The three trustees of the Ulrich Voting Trust, Mr. David Ulrich, Mrs. Kathleen McGarry and Mr. Thomas Ulrich, acting by majority action, have the authority to vote such shares in their discretion. The Voting Trust Agreement provides that the voting trust certificates representing the shares shall be issued in four equal amounts as a gift for the benefit of Mrs. Ulrich's children, Mr. David Ulrich, Mrs. Kathleen McGarry, Mr. Thomas Ulrich and the Marilyn Ulrich Graves Trust, a trust established for the benefit of Marilyn T. Ulrich-Graves. The address of the Ulrich Voting Trust is P.O. Box 180437, Delafield, Wisconsin 53018.

     (15) Includes 81,156 shares registered in the name of Mr. Werry and his wife as joint tenants, as to which Mr. Werry has shared voting and investment power. Includes 7,284 shares registered in the name of Mrs. Werry.

     (16) Includes 25,726 shares registered in the name of the Scott A. Wilson and Susan J. Wilson Trust, as to which Mr. Wilson has shared voting and investment power; and 10,224 shares and 4,220 shares held in self-directed IRA's for the benefit for Mr. Wilson and Mrs. Wilson, respectively.

     (17) Excludes shares held by the Agatha T. Ulrich Marital Trust, of which no director or officer has beneficial ownership.

The Corporation knows of no contractual arrangements, including the pledge of its securities, which might result in a change of control of the Corporation.

                              ELECTION OF DIRECTORS

The Board of Directors proposes that the fourteen (14) nominees named below be elected to serve as directors for the ensuing year and until their successors are elected and qualified. All fourteen (14) directors will serve one-year terms. Proxies received by the Board of Directors will be voted FOR the election of the following fourteen (14) persons, unless otherwise indicated, but, if any such nominee is unable to serve due to presently unforeseen circumstances, proxies may be voted for another person nominated by the Board of Directors.

All of the persons nominated as directors are currently directors of the Corporation. All of the nominees have consented to serve if elected, and the Board of Directors is not aware of any nominee who may be unable to serve as a director. The directors and officers of the Corporation beneficially own a majority of the Corporation's outstanding Common Stock. Accordingly, assuming that all directors and executive officers vote for the nominees listed below, election of such nominees is assured.

                       Director              Principal Occupation During the
    Name                Since       Age    Past 5 Years and Other Directorships
    ----                -----       ---    ------------------------------------
Frank J. Bauer           1990        80    President of Frank Bauer Construction
                                           Company, Inc.  Director  of Tri  City
                                           National Bank.

William N. Beres         2002        49    Chief Financial  Officer  of  Wisvest
                                           Corporation,a wholly owned subsidiary
                                           of  Wisconsin   Energy   Corp.  since
                                           September,  1998. Vice  President  of
                                           Minergy   Corp.,   a   wholly   owned
                                           subsidiary of  Wisconsin Energy Corp.
                                           since May, 2003.  Member of the board
                                           of directors for Centerpoint  Wispark
                                           Land Company LLC since December,2004.
                                           Member of  the board  of directors of
                                           ReGENco,  LLC since  December,  2005.
                                           Director of Tri City National Bank.

Sanford Fedderly         1980        72    Retired Registered Pharmacist.Retired
                                           President of   Tri   City   Pharmacy,
                                           Inc., Oak Creek, Wisconsin.  Director
                                           of Tri City National Bank.

Scott D. Gerardin        2002        48    Senior Vice President,General Counsel
                                           and   Assistant   Secretary  of   the
                                           Corporation    since  January   2005.
                                           Senior  Vice  President  and  General
                                           Counsel of  Tri City  National  Bank.
                                           Director of Tri City National Bank.

William Gravitter        1980        78    President  of   Hy-View  Mobile  Home
                                           Park.  Director of  Tri City National
                                           Bank.

Henry Karbiner, Jr.      1980        66    President,  Chief  Executive  Officer
                                           and  Chairman  of  the  Board  of the
                                           Corporation   since   October   1998.
                                           Treasurer  of the  Corporation  since
                                           April 1980.    Vice   President   and
                                           Secretary  of  the  Corporation  from
                                           January   1989    to  October   1998.
                                           Chairman  of   the  Board  and  Chief
                                           Executive   Officer   of   Tri   City
                                           National Bank.

Christ Krantz            1980        82    President of Krantz Realty, Inc. Vice
                                           President and Secretary of KRK, Inc.,
                                           which  owns   Ramada  Airport  Motel,
                                           Milwaukee,   Wisconsin.   Partner  in
                                           Veterans   Linen   Supply    Company.
                                           Director of Tri City National Bank.


Brian T. McGarry         2005        56    Retired Vice President  of  Tri  City
                                           National Bank.  Director  of Tri City
                                           National Bank.

Robert W. Orth           1996        60    Senior   Vice   President   of    the
                                           Corporation  since  1996.   Executive
                                           Vice  President  and Director of  Tri
                                           City National Bank.

Ronald K. Puetz          1988        58    Executive  Vice   President  of   the
                                           Corporation since June 2000.   Senior
                                           Vice   President  of  the Corporation
                                           from   January  1990  to  June  2000.
                                           President of Tri City National  Bank.
                                           Vice President and  Treasurer of NDC,
                                           LLC.  Director  of  Tri City National
                                           Bank.

Agatha T. Ulrich         1999        78    Chairman  and  Director of NDC,  LLC.
                                           Director of Tri City National Bank.

David A. Ulrich, Jr.     1997        46    Retired Vice President  and  Director
                                           of  Mega  Marts,  Inc.  Retired  Vice
                                           President and  Director  of NDC, Inc.
                                           Director of Tri City National Bank.

William J. Werry         1980        80    Retired Unit President  of  Tri  City
                                           National Bank.   Director of Tri City
                                           National Bank.

Scott A. Wilson          1990        60    Senior Vice President  and  Secretary
                                           of  the  Corporation   since  October
                                           1998.   Executive  Vice President and
                                           Director of Tri City National Bank.

There is a family relationship between several of the nominees for directorship. Mr. Ulrich is Mrs. Ulrich's son, Mr. Bauer is Mrs. Ulrich's brother and Mr. McGarry is Mrs. Ulrich's son-in-law.

Directors' Fees and Benefits
----------------------------

Non-employee directors of the Corporation receive $300 for each general Board meeting of the Corporation attended, $1,500 for each general Board meeting of Tri City National Bank attended, plus a $14,000 annual retainer. In addition, Messrs. Gravitter, Fedderly and Krantz receive annual compensation of $17,900, $12,150 and $5,600, respectively for their service on the Executive Committee. Non-employee members of the loan committee receive compensation of $500 per meeting attended, except for the Chairman, who receives $750 per meeting attended. Non-employee members of the audit committee receive compensation of $250 per meeting attended, except the Chairman, who receives an annual stipend of $10,000. Non-employee members of the CRA/compliance committee receive compensation of $250 per meeting attended. None of the directors receive any stock options or other equity compensation for their service as a director or on any particular committee.

None of the Corporation's inside directors (directors who are also officers of the Corporation) received any compensation for their service on the Corporation's Board. The following table sets forth information regarding the fees paid to the Corporation's outside directors during 2006.


                                                         Fees Earned
                                                       or Paid in Cash
                 Name                                         ($)
                 ----                                         ---

            Frank J. Bauer                                 $19,200

            William N. Beres                                28,450

            Sanford Fedderly                                34,600

            William Gravitter                               37,100

            Christ Krantz                                   25,800

            Brian T. McGarry                                19,200

            Agatha T. Ulrich                                19,200

            David A. Ulrich, Jr.                            20,200

            William J. Werry                                22,200

The Corporation's Board of Directors has standing Audit and Executive Committees. The Executive Committee is composed of Messrs. Fedderly, Gravitter, Karbiner, Krantz and Puetz. The Executive Committee's purpose is to exercise the powers of the full Board between regular meetings of the Board. During 2006, the Executive Committee held no meetings. The Corporation has an Audit Committee composed of independent directors. Information regarding the functions performed by the Audit Committee, its membership, and the number of meetings held during the fiscal year, is set forth in the "Report of the Audit Committee," included in this proxy statement.

The Board of Directors has not appointed a nominating committee. The review of recommendations for, and the selection of, nominees to Board membership is handled by the Board serving as a committee of the whole. Due to the infrequent turnover in the Board, the Board has determined that it is not necessary or appropriate at this time to establish a separate nominating committee. No nominating committee charter has been adopted by the Board of Directors serving in their capacity as a committee of the whole. All of the directors except Messrs. Gerardin, Karbiner, Orth, Puetz, Wilson and Werry are independent in accordance with the definition of independence in Rule 4200(a)(15) of the NASD listing standards.

The Board of Directors does not have a formal process for considering nominees whose names are submitted to it by shareholders because it believes that the informal consideration process has been adequate given the historical absence of shareholder proposals. If shareholders were to recommend nominees for directors, the full Board of Directors would consider such persons. Shareholders are entitled to nominate persons from the floor at the annual meeting, but it is intended that the proxies solicited with the proxy statement will be voted for the slate of the fourteen persons listed in the table above as nominees to the Board of Directors.

The Board of Directors has generally identified nominees based upon suggestions by non-management directors, management members and/or shareholders. The Board of Directors considers factors important for potential members of the Board, including the individual's integrity, general business background and experience, experience with the banking industry, and the ability to serve on the Board of Directors. The Board of Directors does not evaluate proposed nominees differently based upon who made the proposal.

The Board of Directors does not have a compensation committee, because compensation of the executive officers of the Corporation is reviewed by the Board serving as a committee of the whole. The Corporation believes that each of the Board members should have input into the compensation of the Corporation's executive officers and, because its compensation system is not complex, it is not necessary to seek the recommendations of a separate compensation committee. The Board does not operate under any formal written charter in its capacity as a committee of the whole. The duties of the Board in its capacity as the Corporation's compensation committee include the review and approval of the salaries and other compensation of the Corporation's executive officers, which are recommended to the Board by the Corporation's President. The Board did not retain the services of any compensation consultants in carrying out its duties during 2006.

The Board of Directors held five meetings during 2006. All incumbent directors attended 75% or more of the meetings of the Board and the committees on which they served during 2006. Directors are encouraged to attend the annual meeting of shareholders, but the Corporation has not adopted a formal policy requiring attendance at the annual meeting. All of the incumbent directors attended the 2006 annual meeting of shareholders.

The Board of Directors currently does not have a formal process for shareholders to send communications to the Board because it believes that informal communications are sufficient to communicate questions, comments and observations that could be useful to the Board. However, shareholders wishing to communicate with the Board of Directors may send communications directly to Henry Karbiner, Jr., Chairman of the Board, c/o Tri City Bankshares Corporation, 6400 South 27th Street, Oak Creek, Wisconsin 53154.

                          REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees the Corporation's financial reporting process on behalf of the Board of Directors. The Audit Committee is governed by a written charter approved by the Board of Directors. A copy of this charter is included in Appendix A of the Proxy Statement for the 2006 Annual Meeting of Shareholders. The current members of the Audit Committee, all of whom are non-employee directors, are Messrs. Beres (Chair), Fedderly, Krantz and McGarry. All of the members of the Audit Committee are independent in accordance with the definition of independence in Rule 4200(a)(15) of the NASD listing standards. The Board of Directors has determined that it currently has one audit committee financial expert, Mr. Beres, serving on its Audit Committee.

Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management including the discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Corporation's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Accounting Standards No. 61 and the auditors' independence from management and the Corporation. The Audit Committee has received the written disclosures from Virchow, Krause & Company, LLP required by the Independence Standards Board Standard No. 1.

The Audit Committee discussed with the Corporation's internal and independent auditors the overall scopes and plans for their respective audits. The Audit Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Corporation's internal controls, and the overall quality of the Corporation's financial reporting. The Audit Committee held five meetings during fiscal 2006.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended 2006 for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended the selection of the Corporation's independent auditors.

William N. Beres, Audit Committee Chair
Sanford Fedderly, Audit Committee Member
Christ Krantz, Audit Committee Member
Brian McGarry, Audit Committee Member

March 20, 2007

               BOARD OF DIRECTORS (COMPENSATION COMMITTEE) REPORT

The Board of Directors, serving as a Compensation Committee of the whole, oversees the Corporation's executive compensation program. In fulfilling its oversight responsibilities, the Board of Directors reviewed and discussed with management the Compensation Discussion and Analysis set forth in this Proxy Statement.

In reliance on the review and discussion referred to above, the Board adopted the Compensation Discussion and Analysis for inclusion in the Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2006 and the Corporation's Proxy Statement in connection with its 2007 Annual Meeting of Stockholders, to be filed with the Securities and Exchange Commission.

This  report  is  submitted  on behalf of the  current  members  of the Board of
Directors,   serving  in  their  capacity  as  the  Corporation's   Compensation
Committee:

     Frank J. Bauer             William N. Beres           Sanford Fedderly
     Scott D. Gerardin          William Gravitter          Henry Karbiner, Jr.
     Christ Krantz              Brian T. McGarry           Robert W. Orth
     Ronald K. Puetz            Agatha T. Ulrich           David A. Ulrich, Jr.
     William J. Werry           Scott A. Wilson


                      COMPENSATION DISCUSSION AND ANALYSIS

The general compensation objective of the Corporation is to attract and retain officers of the highest quality possible by paying a fair and competitive wage, while continuing to protect the best interests of shareholders by retaining current members of a proven and successful management team.

The executive compensation program is designed to reward each executive's specific job performance, contribution to the growth, profitability and stability of the Corporation and its banking subsidiary. The Board also considers each executive's contribution to the general success of the Corporation, as well as specific results of each executive's area of responsibility, in evaluating and setting such executive's compensation. Salaries and other executive compensation elements are recommended by the President and submitted to the full Board of Directors for approval. After reviewing the recommendations of the President, the non-executive Board members discuss any factors they deem relevant in assessing such recommendations. There is no set agenda or specific list of factors to be discussed by the Board in making their determination.

Executive compensation consists of two primary components: base salary and annual cash bonus. The Corporation continues to follow its long-standing policy of not providing its executives with many of the long-term compensation awards or non-cash perquisites given to executives of similar companies. Executives are not awarded any stock rights, options, warrants or stock appreciation rights as part of their overall compensation package. Furthermore, the Corporation does not provide reimbursement for any of its executives' memberships in country clubs or other social clubs, nor do any executives receive any special retirement benefits or deferred compensation. Executive officers participate in the same retirement plan provided to non-executive employees of the Corporation.

BASE SALARY. The Board believes that paying a competitive base salary is a key component of the Corporation's ability to attract and retain high-quality executive officers. While there is no specific relationship between corporate performance and base salary awarded to any executive, base salary for each of the executive officers for 2006 was recommended to the Board by the President of the Corporation taking into consideration the following factors, without assigning any relative weight or importance to any single factor:



     1.   Current compensation;

     2.   Cost of living;

     3.   Salaries  paid to  executives  at other  banks  based upon a review of publicly available information with respect to other similarly situated financial institutions and the President's general knowledge of salaries paid to comparable executives in the industry;

     4. Performance of the bank during the prior year as measured by a variety of standard statistical and other performance measures;

     5.   Prospects of future growth and performance; and

     6. The individual performance of the executive officers as evaluated informally by the Executive Vice President and President of the Corporation.

Each of the employee directors is recused from the Board's deliberations regarding executive compensation with the exception of the President of the Corporation, who participates in and makes recommendations regarding the executives' compensation, including his own. The base salaries of the executive officers that were recommended to the Board by the President of the Corporation for 2006 were approved by the Board without adjustment.

Annual Cash Bonus. The annual cash bonus portion of executive compensation is determined subjectively by the Board of Directors. Bonuses for all officers of the Corporation, including executive officers and officers of the banking subsidiary, are calculated as a percentage of the officer's base compensation. All officers are awarded the same percentage of their salary. The Board uses as a general guide a matrix based on its banking subsidiary's return on average assets, whereby a minimum ratio of 1.25% must be achieved before cash bonuses are awarded to officers. Return on average assets exceeding 1.25% during any year suggests bonus awards for that year based upon a formula whereby, as the return on average assets increases, the corresponding bonus percentage increases. This matrix is used solely as a general guide and is, by no means, the determinative factor in establishing the executive bonus percentage. The Board of Directors set the bonus percentage for each of the executive officers for 2006 at 5% of their respective base salary. The Board approves such bonuses annually in the year they are paid.

Impact of Accounting and Tax Treatments. Section 162(m) of the Internal Revenue Code (the "Code") prohibits publicly held companies, such as the Corporation, from deducting certain compensation to any one executive officer in excess of $1,000,000 during the tax year. The Board of Directors does not believe that it is likely that any individual's compensation will exceed $1,000,000 in any year. Accordingly, the Board does not believe that Internal Revenue Code Section 162(m) is likely to be triggered by the Corporation's current compensation program.

                             EXECUTIVE COMPENSATION

Summary Compensation Table
--------------------------

The following table shows cash and non-cash compensation for the year ended December 31, 2006, for the persons serving as the Baylake's "principal executive officer" and "principal financial officer" during 2006 and for each of the Corporation's executive officers who were serving those capacities at December 31, 2006.


                                                                  Annual
                                                     Base          Cash          All Other
                  Name                              Salary        Bonus        Compensation            Total
         and Principal Position          Year         ($)          ($)               ($)(1)             ($)
         ----------------------          ----         ---          ---               ------             ---

   Henry Karbiner, Jr.,                  2006      $475,090      $23,755          $11,000            $509,845
   President and Chief Executive
   Officer and Treasurer

   Ronald K. Puetz,                      2006       294,000       14,700          11,000              319,700
   Executive Vice President

   Robert W. Orth,                       2006       245,100       12,255          11,000              268,355
   Senior Vice President

   Scott A. Wilson,                      2006       237,300       11,865          11,000              260,165
   Senior Vice President and
   Secretary

   Scott D. Gerardin,                    2006       145,000       7,250            7,612              159,862
   Senior Vice President, General
   Counsel and Assistant Secretary


     (1)  All  other   compensation   represents  the   Corporation's   matching
          contribution to the employee's 401(k) plan.

Plan-Based Award Grants in Last Fiscal Year
-------------------------------------------

The Corporation did not award any stock options to its executive officers as part of its overall compensation program in 2006.

Outstanding Equity Awards at Fiscal Year End
--------------------------------------------

There were no shares of the Corporation's common stock subject to outstanding equity awards that were unexercised or that have not yet vested at December 31, 2006.

2006 Option Exercises and Stock Vested
--------------------------------------

There were no stock option awards exercised by any executive officer of the Corporation in 2006, nor were there any shares acquired upon the vesting of any restricted stock awards.

Pension Benefits
----------------

The Corporation does not maintain any pension benefit plans for its officers or directors that would otherwise be disclosable in these proxy materials.

2006 Nonqualified Deferred Compensation
---------------------------------------

The Corporation did not maintain any nonqualified deferred compensation plan for the benefit of any of its executive officers as of December 31, 2006.

Potential Payments Upon Termination or Change in Control
--------------------------------------------------------

None of the executive officers of the Corporation has any arrangement that provides for severance payments. Additionally, none of the executive officers of the Corporation is entitled to payment of any benefits upon a change-in-control of the Corporation.

Agreements With Executive Officers
----------------------------------

The Corporation does not have any employment agreements with any of its executive officers.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The following members of the Board of Directors are officers of the Corporation and its banking subsidiary:

Henry Karbiner, Jr.          Robert W. Orth             Ronald K. Puetz
Scott A. Wilson              Scott D. Gerardin


                  LOANS AND OTHER TRANSACTIONS WITH MANAGEMENT

The Corporation has never made any loans to any of its officers or directors. However, in the ordinary course of business, the Corporation's banking subsidiary made loans during 2006 to officers and directors of the Corporation, and to business firms in which officers and directors of the Corporation are officers, partners or in which they have a substantial interest. The loans made by the Corporation's banking subsidiary were made to the Corporation's officers and directors and certain of the companies with which they are associated in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans to unaffiliated persons or firms, and do not involve more than a normal risk of collectibility or present other unfavorable features.

Mrs. Agatha T. Ulrich, director of the Corporation, is a principal member in a LLC that owns buildings occupied by the Corporation's central office in Oak Creek, and a Tri City National Bank branch office located in Milwaukee. The central office building lease has a term through 2011 and the branch office has a lease with a term through 2010. The annual rent for 2006 paid in connection with both of the aforementioned leases was $265,448. Rent is subject to adjustment as a result of increases in the consumer price index. Pursuant to the central office lease only, the Corporation is also obligated to pay its proportionate share of property taxes, insurance and maintenance costs associated with the building.

In addition, in 2006, Mr. William J. Werry received $17,900 for consulting services performed for the Corporation. His current annual compensation is $17,900.

Pursuant to the Corporation's 2003 Stock Purchase Plan directors and officers purchased an aggregate of 28,800 shares of common stock of the Corporation (representing 0.33% of the total outstanding common stock of the Corporation) from the plan's inception thru January 31, 2006. This plan was terminated by the Board of Directors on October 11, 2006.

The disinterested members of the Board of Directors approve, in advance, all transactions with related parties. In addition, in accordance with banking regulations, the Board of Directors reviews all loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, exceed the greater of $25,000 or 5% of the Corporation's capital and surplus (up to a maximum of $500,000) and such loan must be approved in advance by a majority of the disinterested members of the Board of Directors.

                                 OTHER BUSINESS

The Board of Directors knows of no other business, which may come before the annual meeting. In the event that any other business not known or determined at this time does properly come before the meeting, it is intended that the persons named in the proxy shall vote in accordance with their best judgment.

                                VOTING OF PROXIES

The presence in person or by proxy, of the holders of a majority of the shares of the Common Stock outstanding on the record date is required for a quorum with respect to the matters on which action is to be taken at the annual meeting. Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining a quorum.

Proxies received by the Board of Directors will be voted in accordance with the specifications indicated by the shareholder and unless authority to vote upon the election of the directors, or as to individual nominees, is withheld, the proxies will be voted FOR all of the nominees listed in the proxy statement.

Directors are elected by a plurality of the votes cast by holders of the Corporation's Common Stock entitled to vote at a meeting at which a quorum is present. In other words, the fourteen directors who receive the largest number of votes will be elected as directors. Any shares not voted, whether by withheld authority, broker non-vote or otherwise, will have no effect in the election of directors except to the extent that the failure to vote for an individual results in another individual receiving a larger number of votes. Any votes attempted to be cast "against" a candidate are not given legal effect and are not counted as votes cast in an election of directors.

                              INDEPENDENT AUDITORS

The Corporation engaged Virchow Krause to audit the Corporation's financial statements for the year ended December 31, 2006. During the year ended December 31, 2006, the Corporation did not consult with Virchow Krause regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K. As of the date of this proxy statement, the Audit Committee has selected Virchow Krause as independent auditors for the 2007 year-end audit.

AUDIT FEES. The aggregate fees billed for audit services rendered by Virchow Krause in 2006 and 2005 totaled $72,875 and $73,325 respectively. Services in this category for 2006 and 2005 consisted of:

     o    Audits of the consolidated financial statements;

     o Reviews of the financial statements included in the Corporation's Quarterly Reports on Form 10-Q;

     o Examination of management's assertion regarding internal control over financial reporting; and

     o Services associated with registration statements, periodic reports and other documents filed with the Securities and Exchange Commission.

AUDIT-RELATED FEES. The aggregate fees billed in 2006 and 2005 for assurance and related services provided by Virchow Krause that are reasonably related to the performance of the audit or review of the Corporation's financial statements totaled $15,375 and $12,325 respectively. Services in this category in 2006 and 2005 consisted primarily of:

     o    Financial statement audits of employee benefit plan; and

     o    Agreed-upon procedures reports related to an educational loan program

TAX FEES. The aggregate fees billed in 2006 and 2005 for professional services rendered by Virchow Krause, for tax compliance, tax advice and tax planning, totaled $9,690 and $13,320 respectively. Services in this category in 2006 and 2005 consisted primarily of:

     o Tax planning and other non-compliance consultation, including tax audit assistance; and

     o Tax compliance, including federal and state tax return preparation.

ALL OTHER FEES. There were no fees billed in 2006 and 2005 for other professional services provided by Virchow Krause.

The Audit Committee has considered whether the provision of other non-audit services is compatible with the independent auditors' independence and satisfied itself as to the auditors' independence.

Representatives of the firm of Virchow, Krause & Company, LLP are expected to be present at the annual meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

The Audit Committee pre-approves all audit and allowable non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services.

                             SHAREHOLDERS PROPOSALS

Proposals by shareholders sought to be included in the Corporation's proxy statement for its 2008 Annual Meeting of Shareholders must be received by the Corporation no later than January 8, 2008. The Corporation's By-Laws currently do not restrict shareholders from making proposals or director nominations at the annual meeting.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's executive officers, directors and 10% shareholders to file reports with the Securities and Exchange Commission disclosing their ownership, and changes in their ownership of stock in the Corporation. Copies of these reports must also be furnished to the Corporation. Based solely on a review of these copies, the Corporation believes that during 2006, its officers, directors and 10% shareholders complied with all filing requirements under Section 16(a) of the Securities Exchange Act of 1934.

                                    FORM 10-K

A COPY OF THE CORPORATION'S FORM 10-K WHICH AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 2006 MAY BE OBTAINED WITHOUT CHARGE BY ANY PERSON WHO WAS A BENEFICIAL OWNER OF THE CORPORATION'S SHARES AS OF THE APRIL 26, 2007 RECORD DATE BY WRITTEN REQUEST TO SCOTT A. WILSON,
SECRETARY OF THE CORPORATION, 6400 SOUTH 27TH STREET, OAK CREEK, WISCONSIN 53154, (414) 761-1610.

By Order of the Board of Directors

/s/Scott A. Wilson

Scott A. Wilson, Secretary
Oak Creek, Wisconsin

May 7, 2007


IT IS IMPORTANT THAT THE PROXIES BE RETURNED PROMPTLY. THEREFORE, PLEASE COMPLETE, SIGN AND RETURN THE PROXY AS SOON AS POSSIBLE WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON.

PROXY                   TRI CITY BANKSHARES CORPORATION                    PROXY
                         ANNUAL MEETING - JUNE 13, 2007
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints William Gravitter and Henry Karbiner, Jr. and each of them, with full power to act without the other and with full power in each to appoint his substitute or substitutes, as the undersigned's proxy to vote all of the shares which the undersigned may be entitled to vote at the Annual Meeting of the Shareholders of Tri City Bankshares Corporation, a
Wisconsin corporation, to be held at Tri City National Bank, 6400 South 27th Street, Oak Creek, Wisconsin 53154, on Wednesday, June 13, 2007 at 9:30 a.m., and at any adjournment or adjournments of said meeting, on the following matters:

1. Election of Directors :
    FOR all nominees listed below     |_|       WITHHOLD AUTHORITY         |_|
    (or their substitutes if any              To vote for all nominees
    nominees shall be unable to                    listed below
    stand for election)



FRANK J. BAUER, WILLIAM N. BERES, SANFORD FEDDERLY, SCOTT D. GERARDIN, WILLIAM GRAVITTER, HENRY KARBINER, JR., CHRIST KRANTZ, BRIAN T. McGARRY, ROBERT W. ORTH, RONALD K. PUETZ, AGATHA T. ULRICH, DAVID A. ULRICH, JR., WILLIAM J. WERRY, SCOTT A. WILSON

(INSTRUCTION: To  withhold authority  to vote  for any individual nominee, write that nominee's name in the space provided below.)

                                     (Over)



--------------------------------------------------------------------------------





       The Board of Directors recommends a vote FOR each of the nominees.

     2. In their discretion on such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER; IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES.


                              Date                                        , 2007
                                  ----------------------------------------

                                  ----------------------------------------------

                                  ----------------------------------------------
                                  Please sign exactly as name appears hereon. For joint accounts, all owners should sign. Executors, Administrators, Trustees, etc., should so indicate when signing.